                                                                      EXHIBIT 99

                            EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated  Agreement and Declaration of Trust of American
Century  Government  Income  Trust,  dated March 26, 2004 (filed as Exhibit a to
Post-Effective  Amendment No. 49 to the Registration Statement of the Registrant
on July 29, 2004, File No. 2-99222, and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to  Post-Effective  Amendment  No.  50 to the  Registration  Statement  of the
Registrant  on May 16,  2005,  File No.  2-99222,  and  incorporated  herein  by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Agreement and Declaration of Trust,  appearing as Exhibit a herein and Article II, Article VII, Article VIII, and Article IX of
Registrant's Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d     Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc., dated July 29, 2005.

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  July  29,  2005  (filed  as  Exhibit  e  to
Post-Effective  Amendment  No. 111 to the  Registration  Statement  of  American
Century Mutual Funds, Inc. on July 29, 2005, File No. 2-14213,  and incorporated herein by reference).

EX-99.g1    Master  Agreement  with Commerce  Bank N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of the Registrant on February 7, 1997, File No. 2-99222,
and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody  Agreement with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II, Inc.
on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody  Agreement with JPMorgan Chase
Bank, dated as of May 1, 2004 (filed as Exhibit g4 to  Post-Effective  Amendment
No. 35 to the  Registration  Statement of American Century  Quantitative  Equity
Funds,  Inc. on April 29, 2004, File No. 33-19589,  and  incorporated  herein by reference).

EX.99.g5    Chase  Manhattan  Bank Custody Fee Schedule,  dated October  19,2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated as of August 1, 1997  (filed as Exhibit 9 to  Post-Effective
Amendment  No. 33 to the  Registration  Statement of the  Registrant on July 31,
1997, File No. 2-99222, and incorporated herein by reference).

EX-99.h2    Amendment to the Transfer  Agency  Agreement  with American  Century
Services   Corporation,   dated   March  9,  1998   (filed  as  Exhibit  B9b  to
Post-Effective  Amendment  No.  23 to the  Registration  Statement  of  American
Century  Municipal Trust on March 26, 1998, File No. 2-91229,  and  incorporated herein by reference).

EX-99.h3    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  June 29,  1998  (filed as  Exhibit 9b to
Post-Effective  Amendment  No.  23 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds on June 29,  1998,  File No.  33-19589,  and
incorporated herein by reference).

EX-99.h4    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment  No.  30 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2000, File No.
2-82734, and incorporated herein by reference).

EX-99.h5    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment No. 44 to the Registration Statement of the Registrant
on July 30, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.h6    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.h7    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h5 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.h8    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.h9    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable  Portfolios  II, Inc. on December 23,  2002,  File No.  333-46922,  and
incorporated herein by reference).

EX-99.h10   Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated May 1,  2004  (filed  as  Exhibit  h10 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h11   Amendment  No. 9 to the  Transfer  Agency  Agreement  with  American
Century Services,  LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment No. 38 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and incorporated  herein by reference).

EX-99.h12   Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated as of December 17, 2003 (filed as Exhibit h9 to  Post-Effective  Amendment
No. 39 to the Registration Statement of American Century Target Maturities Trust
on January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h13   Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 15, 2004 (filed as
Exhibit h10 to Post-Effective  Amendment No. 38 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h14   Customer  Identification Program Reliance Agreement dated August 26,
2004 (filed as Exhibit h2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion  and  Consent  of  Counsel,  dated July 29,  2004  (filed as
Exhibit i to  Post-Effective  Amendment No. 49 to the Registration  Statement of
the Registrant on July 29, 2004, File No. 2-99222,  and  incorporated  herein by reference).

EX-99.j1    Consent  of   PricewaterhouseCoopers   LLP,  independent  registered
accounting firm, dated July 25, 2005.

EX-99.j2    Power of  Attorney,  dated  December 9, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
California  Tax-Free and Municipal Funds on December 29, 2004, File No. 2-82734,
and incorporated herein by reference).

EX-99.j3    Power of  Attorney,  dated  March 1, 2005  (filed as  Exhibit  j3 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j4    Power of  Attorney,  dated  March 1, 2005  (filed as  Exhibit  j4 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j5    Secretary's  Certificate,  dated December 10, 2004 (filed as Exhibit
j3 to Post-Effective  Amendment No. 38 to the Registration Statement of American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j6    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j6 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j7    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j7 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated August 1, 1997 filed as Exhibit m1 to  Post-Effective  Amendment No. 32 to the  Registration  Statement  of American  Century  Target  Maturities  Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2    Amendment to the Master  Distribution and Shareholder  Services Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m2 to  Post-Effective
Amendment  No. 32 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2000, File No. 2-94608,  and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan   (Advisor   Class),   dated  August  1,  2001  (filed  as  Exhibit  m3  to
Post-Effective  Amendment No. 44 to the Registration Statement of the Registrant
on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),   dated  December  3,  2001  (filed  as  Exhibit  m4  to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m5    Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated July 1, 2002  (filed as  Exhibit  m5 to  Post-Effective
Amendment  No. 38 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2003, File No. 2-94608,  and incorporated herein by reference).

EX-99.m6    Amendment No. 4 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated May 1,  2004  (filed as  Exhibit  m6 to  Post-Effective
Amendment No. 35 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m7    Amendment No. 5 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated July 29, 2005.

EX-99.m8    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment  No. 35 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on April 17, 2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m9    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated August 1, 2001 (filed as Exhibit m5 to  Post-Effective  Amendment  No.  44 to  the  Registration  Statement  of  the
Registrant  on July 31,  2001,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.m10   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to  Post-Effective  Amendment No. 16 to the  Registration  Statement of American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m11   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.m12   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective  Amendment No. 35 to the Registration Statement of American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.m13   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to  Post-Effective  Amendment No. 40 to the  Registration  Statement of American
Century Municipal Trust on February 26, 2004, File No. 2-91229, and incorporated herein by reference).

EX-99.m14   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m15   Amendment  No.  7  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and
incorporated herein by reference).

EX-99.n1    Amended and  Restated  Multiple  Class Plan dated  September 3, 2002
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended  and  Restated  Multiple  Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended  and  Restated  Multiple  Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended  and  Restated  Multiple  Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the Registration  Statement of American Century Mutual Funds, Inc. on
February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended  and  Restated  Multiple  Class Plan
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective  Amendment No. 35 to the  Registration  Statement of American Century  Quantitative  Equity Funds,
Inc.  on  April  29,  2004,  File  No.  33-19589,  and  incorporated  herein  by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated as of August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No.
24 to the Registration  Statement of American  Century  Investment Trust on July
29, 2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective  Amendment
No.  20 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations,  Inc. on September 29, 2004, File No.  33-79482,  and  incorporated herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective  Amendment No. 22 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc.  on  March  30,  2005,  File  No.  33-79482,  and  incorporated  herein  by reference).

EX-99.n10   Amendment  No. 9 to the Amended and  Restated  Multiple  Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration  Statement of American  Century Mutual Funds,  Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics  amended  February  28, 2000
(filed as  Exhibit p2 to  Post-Effective  Amendment  No. 40 to the  Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).